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                                                                    EXHIBIT 10.4

Santa Clara Valley Regional
Commercial Banking Office
121 Park Center Plaza, 3rd floor
San Jose, CA 95172


                               December 15, 1998


Intevac, Inc.
3560 Bassett Street
Santa Clara, CA 95054


Gentlemen:


     This letter is to confirm the changes agreed upon between Wells Fargo Bank, National Association ("Bank") and Intevac, Inc. ("Borrower") to the terms and conditions of that certain letter agreement between Bank and Borrower dated as of April 30, 1997, as amended from time to time (the "Agreement"). For valuable consideration, the receipt and sufficiency or which are hereby acknowledged, Bank and Borrower hereby agree that the Agreement shall be amended as follows to reflect said changes.

     1. Paragraph V.8.(d) is hereby deleted in its entirety, and the following substituted therefor:

          "(d) Maintain profitability on an annual basis, determined as of each fiscal year end."

     2. The following is hereby added to the Agreement as Section V.8(e):

          "(e) Liquid assets (defined as the aggregate of cash and readily marketable securities acceptable to Bank) in amounts at all times in excess of $40,000,000.00.

     3. Except as specifically provided herein, all terms and conditions of the Agreement remain in full force and effect, without waiver or modification. All terms defined in the Agreement shall have the same meaning when used herein. This letter and the Agreement shall be read together, as one document.

4. Borrower hereby remakes all representations and warranties contained in the Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of Borrower's acknowledgment set forth below there exists no default or defined event of default under the Agreement or any promissory note or other contract, instrument or document executed in connection therewith, nor any condition, act or event
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Intevac, Inc.
December 15, 1998
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which with the giving of notice or the passage of time or both would constitute such a default or defined event of default.

     Your acknowledgement of this letter shall constitute acceptance of the foregoing terms and conditions.


                                             Sincerely,

                                             WELLS FARGO BANK
                                              NATIONAL ASSOCIATION


                                             By: Kenneth Juni
                                             --------------------------
                                             Kenneth Juni
                                             Relationship Manager


Acknowledged and accepted 12-13-98
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INTEVAC, INC.

By:  Charles Eddy
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Title:     CFO
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